Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

     In connection with the Annual Report of Prepaid Card Holdings, Inc. (the "Company") on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce Berman, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), that to my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except insofar as the financial statements have not yet been audited; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                         /s/ Bruce Berman
                         ----------------
                         Bruce Berman
                         Chief Executive Officer and Principal Financial Officer April 15, 2010